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                                                                   EXHIBIT 10.27

                AMENDMENT TO SCHEDULE A TO SUBADVISORY AGREEMENT

This Amendment ("the Amendment") to Schedule A to the Subadvisory Agreement (the "Agreement") by and between IVY MANAGEMENT, INC., a Massachusetts corporation, and HENDERSON INVESTMENT MANAGEMENT LIMITED, an United Kingdom corporation, dated 1 February 1999 (the "Agreement"), is made as of April 30, 1999.

The Amendment shall take effect as of April 30th, 1999.

Except as provided herein, the terms and provisions of the Agreement shall remain in full force and effect without amendment.

Executed under seal this 29th of April, 1999.


SIGNED by:

IVY MANAGEMENT, INC.                         By: /s/ C. WILLIAM FERRIS
                                                 ---------------------------
                                                     C. William Ferris
                                             Title:  Senior Vice President

HENDERSON INVESTMENT MANAGEMENT LIMITED      By: /s/ Sean Dranfield
                                                 ---------------------------
                                                      Sean Dranfield
                                             Title:   Executive Director

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                                                                   EXHIBIT 10.27



                       AMENDMENT TO SUBADVISORY AGREEMENT

This Amendment ("the Amendment") to the Subadvisory Agreement (the "Agreement") by and between IVY MANAGEMENT, INC., a Massachusetts corporation, and HENDERSON INVESTMENT MANAGEMENT LIMITED, an United Kingdom corporation, dated February 1, 1999 (the "Agreement"), is made as of April 30, 1999.

Pursuant to Section 7 of the Agreement, the Agreement is hereby amended in its entirety as follows:

1. The list of funds and assets under management set out in Schedule A to the Agreement is hereby replaced in its entirety with the following list:

         IVY INTERNATIONAL SMALL COMPANIES FUND - 50% of Fund's net assets

         IVY EUROPEAN OPPORTUNITIES FUND - 100% of Fund's net assets

2. The fee schedule set out in Schedule B to the Agreement is hereby replaced in its entirety with the following fee schedule:

         IVY INTERNATIONAL SMALL COMPANIES FUND - payable monthly at an annual rate of 0.50% of the portion of the Fund's average daily net assets managed by the Subadviser.

         IVY EUROPEAN OPPORTUNITIES FUND - payable monthly at an annual rate of 0.50% of the portion of the Fund's average daily net assets managed by the Subadviser.

Except as provided herein, the terms and provisions of the Agreement shall remain in full force and effect without amendment.

Executed under seal this 29th of April, 1999.

SIGNED by:

IVY MANAGEMENT, INC.                             By: /s/ C. WILLIAM FERRIS
                                                    -------------------------
                                                         C. William Ferris
                                                         Senior Vice President

HENDERSON INVESTMENT MANAGEMENT LIMITED          By: /s/ SEAN DRANFIELD
                                                    -------------------------
                                                         Sean Dranfield
                                                         Executive Director